EXHIBIT 24.1

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2020:

Hereby acknowledges he/she has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2020, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints JAMES R. HUBBARD and JAMES P. SHANAHAN, and each of them with full power to act without the others, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, I have hereunto set my hand on the 10th day of February 2021.

/s/ Michael L. Brosnan

Name:   Michael L. Brosnan

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2020:

Hereby acknowledges he/she has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2020, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints JAMES R. HUBBARD and JAMES P. SHANAHAN, and each of them with full power to act without the others, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, I have hereunto set my hand on the 17th day of February 2021.

/s/ Michael A. Carpenter

Name:   Michael A. Carpenter

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2020:

Hereby acknowledges he/she has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2020, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints JAMES R. HUBBARD and JAMES P. SHANAHAN, and each of them with full power to act without the others, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, I have hereunto set my hand on the 17th day of February 2021.

/s/ Dorene C. Dominguez

Name:   Dorene C. Dominguez

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2020:

Hereby acknowledges he/she has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2020, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints JAMES R. HUBBARD and JAMES P. SHANAHAN, and each of them with full power to act without the others, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, I have hereunto set my hand on the 10th day of February 2021.

/s/ Alan L. Frank

Name:   Alan L. Frank

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2020:

Hereby acknowledges he/she has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2020, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints JAMES R. HUBBARD and JAMES P. SHANAHAN, and each of them with full power to act without the others, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, I have hereunto set my hand on the 12th day of February 2021.

/s/ William M. Freeman

Name:   William M. Freeman

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2020:

Hereby acknowledges he/she has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2020, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints JAMES R. HUBBARD and JAMES P. SHANAHAN, and each of them with full power to act without the others, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, I have hereunto set my hand on the 10th day of February 2021.

/s/ R. Brad Oates

Name:   R. Brad Oates

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2020:

Hereby acknowledges he/she has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2020, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints JAMES R. HUBBARD and JAMES P. SHANAHAN, and each of them with full power to act without the others, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, I have hereunto set my hand on the 10th day of February 2021.

/s/ Gerald Rosenfeld

Name:   Gerald Rosenfeld

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2020:

Hereby acknowledges he/she has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2020, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints JAMES R. HUBBARD and JAMES P. SHANAHAN, and each of them with full power to act without the others, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, I have hereunto set my hand on the 10th day of February 2021.

/s/ John R. Ryan

Name:   John R. Ryan

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2020:

Hereby acknowledges he/she has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2020, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints JAMES R. HUBBARD and JAMES P. SHANAHAN, and each of them with full power to act without the others, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, I have hereunto set my hand on the 17th day of February 2021.

/s/ Sheila A. Stamps

Name:   Sheila A. Stamps

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2020:

Hereby acknowledges he/she has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2020, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints JAMES R. HUBBARD and JAMES P. SHANAHAN, and each of them with full power to act without the others, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, I have hereunto set my hand on the 12th day of February 2021.

/s/ Khanh T. Tran

Name:   Khanh T. Tran

CONSENT AND POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CIT GROUP INC., a Delaware corporation (the “Company”), which is about to file with the Securities and Exchange Commission (“SEC”), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2020:

Hereby acknowledges he/she has reviewed a copy of and approves the Company's annual report on Form 10-K for the year ended December 31, 2020, to be filed with the SEC (“Form 10-K”); and

Hereby authorizes each officer of the Company to execute, in the name and on behalf of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

Hereby constitutes and appoints JAMES R. HUBBARD and JAMES P. SHANAHAN, and each of them with full power to act without the others, his/her true and lawful attorneys-in-fact and agents, for him/her and in his/her name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

IN WITNESS WHEREOF, I have hereunto set my hand on the 18th day of February 2021.

/s/ Laura S. Unger

Name:   Laura S. Unger